UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2005

FRANKLIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9318	13-2670991
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Franklin Parkway, San Mateo, California	94403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 312-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

FRANKLIN RESOURCES, INC. DEFERRED COMPENSATION AGREEMENT FOR DIRECTOR’S FEES (AS AMENDED AND RESTATED) WITH LOUIS E. WOODWORTH.

On October 18, 2005, Franklin Resources, Inc. (the “Company” or “Franklin”) entered into an amended and restated Franklin Resources, Inc. Deferred Compensation Agreement for Director’s Fees (the “Agreement”) with Louis E. Woodworth, one of the Company’s non-employee directors. The Agreement was originally entered into on June 16, 1994. Under the terms of the Agreement, Mr. Woodworth defers the payment of all of his director’s fees or annual or other stock grants that otherwise would have been paid to him through the December 31, 2005 as compensation for service as a director of the Company. The deferred amounts are treated as if invested in Franklin stock and/or one or more Franklin Templeton mutual funds as directed by Mr. Woodworth. Distributions to Mr. Woodworth under the Agreement will be made in forty (40) substantially equal quarterly installments beginning October 20, 2005 and continuing on each January 20, April 20, July 20 and October 20 thereafter. However, distributions to Mr. Woodworth under the Agreement may be accelerated or delayed in accordance with the specific terms of the Agreement and as permitted under Section 409A of the Internal Revenue Code and the regulations thereunder. Mr. Woodworth may elect, at any time, to change his distribution schedule (in conformance with Section 409A(a)(4)(C) of the Internal Revenue Code and the regulations thereunder), provided that such election shall not take effect for one (1) year from the date of the new election and that under the amended payment schedule, each distribution installment shall occur no earlier than five (5) years after such installment would have been paid under the prior distribution schedule. This brief description of the Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

10.1	Franklin Resources, Inc. Deferred Compensation Arrangement for Director’s Fees, amended and restated as of October 18, 2005, by and between Franklin Resources, Inc. and Louis E. Woodworth.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.
Date: October 20, 2005	/s/ Barbara J. Green
Name: Barbara J. Green Title: Vice President, Deputy General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Franklin Resources, Inc. Deferred Compensation Arrangement for Director’s Fees, amended and restated as of October 18, 2005, by and between Franklin Resources, Inc. and Louis E. Woodworth.